SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                                        September 22, 1998
Date of Report (Date of earliest event reported):       (September 20, 1998)


                         RIGHTCHOICE MANAGED CARE, INC
            (Exact name of registrant as specified in its charter)


                                   MISSOURI
                (State or other jurisdiction of incorporation)


          1-13248                               43-1674052
  (Commission File Number)           (IRS Employer Identification No.)


1831 Chestnut Street, St. Louis, Missouri         63103-2275
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  314-923-4444

                                Not Applicable
         (Former name or former address, if changed since last report)

Items 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

On September 20, 1998, RightCHOICE Managed Care, Inc.
(the "Corporation") and certain of its affiliates entered into various Settlement Agreements, dated September 20, 1998 (collectively, the "Settlement Agreements"), with certain state agencies, including the Department of Insurance of the State of Missouri and its Director, Jay B. Angoff, and Jeremiah W. "Jay" Nixon, Attorney General of the State of Missouri. If the transactions contemplated by the Settlement Agreements are consummated as provided therein, all outstanding litigation and regulatory issues between the Corporation and its affiliates and the State of Missouri will be resolved and the outstanding common stock of the Corporation currently owned by the Corporation's majority shareholder, Blue Cross and Blue Shield of Missouri, will be transferred to a charitable health care foundation to be established by the State of Missouri as part of the transactions contemplated by the Settlement Agreements.

The consummation of the transactions contemplated by the Settlement Agreements and the exhibits thereto, including the Reorganization Agreement described below
(collectively, the "Settlement Documents"), is subject to a number of significant conditions and contingencies as set forth in the Settlement Documents, including court approval and approval by the shareholders of the Corporation.

Under the Settlement Documents, the Corporation's majority shareholder, Blue Cross and Blue Shield of Missouri, will reorganize pursuant to the terms of an Agreement and Plan of Reorganization (the "Reorganization
Agreement"), to be entered into in the form attached as an exhibit to the Settlement Agreement attached hereto as
Exhibit 99(a).  As part of a series of transactions
described in the Reorganization Agreement, Blue Cross and Blue Shield of Missouri will be merged with the Corporation and the surviving corporation in the merger -- a Delaware corporation named "RightCHOICE Managed Care, Inc." ("New
RIT") -- will become a consolidated, fully for-profit company and the direct licensee for the Blue Cross and Blue
Shield names and trademarks.

In connection with the transactions contemplated by the Reorganization Agreement, the charitable foundation will become the owner of approximately 80% of the common stock of New RIT and the remaining common stock of New RIT will be owned by the current public shareholders of the Corporation.

Pursuant to the terms of a Voting Trust and Divestiture
Agreement, to be executed by the charitable foundation and New RIT in the form attached as an exhibit to the Reorganization Agreement, the charitable foundation must reduce its ownership in New RIT stock to less than 50% of the outstanding stock of New RIT within 3 years of the closing of the transactions described in the Settlement
Documents and to less than 20% within five years of such closing. The proceeds of such sales will be used by the charitable foundation for health care purposes. Until the charitable foundation owns less than 5% of the stock of New
RIT, the shares of New RIT stock owned by the charitable foundation will be subject to a voting trust set forth in the Voting Trust and Divestiture Agreement, which specifies the manner in which the shares will be voted.

The Settlement Documents are attached hereto as Exhibits 99(a), 99(b), 99(c) and 99(d). The Corporation's Press Release issued September 20, 1998 announcing execution of the Settlement Agreements is attached hereto as Exhibit 99(e). The summaries of the Settlement Documents set forth in this Report and in Exhibit 99(e) attached hereto are qualified in their entirety by reference to the Settlement Documents attached hereto as Exhibits 99(a), 99(b), 99(c) and 99(d).

"Safe Harbor" Statement under the Private Securities
Litigation Reform Act of 1995:

Statements and predictions set forth in this Report and the Exhibits hereto that are not historical facts are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include, but are not limited to: the possibility that court approval of the Settlement Documents, referred to above and attached as Exhibits to this Report, will not be obtained, or if obtained, could include conditions that are not satisfactory to the parties; the possibility that all remaining contingencies and conditions to the parties' obligations to effect the transactions described in the Settlement Documents will not be met or otherwise satisfied; the effect of governmental and regulatory action or legislation on the transactions described in the Settlement Documents; the effect that pending litigation involving the Corporation could have on the transactions described in the Settlement Documents; actions by the Blue Cross and Blue Shield Association relating to the license to use the Blue Cross and Blue Shield names, trademarks and service marks by the Corporation prior to the consummation of the settlement or by New RIT thereafter; and the additional factors and other risks detailed in the filings by the Corporation with the Securities and Exchange Commission.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements
      Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

          99(a)     Settlement Agreement, dated September
20, 1998, by and among RightCHOICE Managed Care, Inc., Blue Cross and Blue Shield of Missouri, the Missouri
Department of Insurance and Jay B. Angoff, its Director, and Jeremiah W. "Jay" Nixon, Attorney General of the State of Missouri.

          99(b)     Settlement Agreement, dated September
20, 1998, by and among Jay B. Angoff, Director of the
Department of Insurance of the State of Missouri, HMO
Missouri, Inc., d/b/a Blue Choice, and Healthy Alliance Life
Insurance Company.

          99(c)     Settlement Agreement, dated September
20, 1998, by and among Jeremiah W. (Jay) Nixon, Attorney General, on behalf of the State of Missouri, Blue Cross Blue Shield of Missouri, RightCHOICE Managed Care, Inc., d/b/a Blue Choice, Healthy Alliance Life Insurance Company and Preferred Health Plans of Missouri, Inc.

          99(d)     Settlement Agreement, dated September
20, 1998, by and among Healthy Alliance Life Insurance Company, the Director of Revenue of the State of Missouri and the Director of the Department of Insurance of the State of Missouri.

          99(e)     Press release issued by RightCHOICE
Managed Care, Inc. on September 20, 1998.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  September 22, 1998

     RIGHTCHOICE MANAGED CARE, INC.


     By:  /s/ Sandra A. Van Trease
     Sandra A. Van Trease
     Chief Financial Officer, Executive Vice President and
     Chief Operating Officer

EXHIBIT INDEX


Exhibit No.              Description


99(a) Settlement Agreement, dated September 20, 1998, by and among RightCHOICE Managed Care, Inc., Blue Cross and Blue Shield of Missouri, the Missouri Department of Insurance and Jay B. Angoff, its Director, and Jeremiah W. "Jay" Nixon, Attorney General of the State of Missouri.

99(b) Settlement Agreement, dated September 20, 1998, by and among Jay B. Angoff, Director of the Department of Insurance of the State of Missouri, HMO Missouri, Inc., d/b/a Blue Choice, and Healthy Alliance Life Insurance Company.

99(c) Settlement Agreement, dated September 20, 1998, by and among Jeremiah W. (Jay) Nixon, Attorney General, on behalf of the State of Missouri, Blue Cross Blue Shield of Missouri, RightCHOICE Managed Care,
                         Inc., d/b/a Blue Choice, Healthy Alliance Life Insurance Company and Preferred Health Plans of Missouri, Inc.

99(d) Settlement Agreement, dated September 20, 1998, by and among Healthy Alliance Life Insurance Company, the Director of Revenue of the State of Missouri and the Director of the Department of Insurance of the State of Missouri.

99(e) Press release issued by RightCHOICE Managed Care, Inc. on September 20, 1998.